Exhibit 10

                   MERGER AGREEMENT AND PLAN OF REORGANIZATION

     This Merger Agreement and Plan of Reorganization (the "Agreement"), is entered into this 10th.. day of December, 2003, by and among Tugboat International, Inc., a corporation organized and existing under the laws of the State of Delaware ("TUGBOAT"), Tugboat Acquisition Corp., a corporation organized and existing under the laws of the State of Nevada ("TAC"), and MidNet, Inc., a corporation organized and existing under the laws of the State of Nevada ("MIDNET").

                                    RECITALS:

     WHEREAS, TAC is a wholly owned subsidiary of Tugboat;

     WHEREAS, MIDNET desires to merge with and into TAC, and TUGBOAT desires to merge TAC with MIDNET, so that MIDNET will be the surviving corporation, all upon the terms and subject to the conditions of this Merger Agreement and in accordance with the laws of the State of Nevada ("Merger");

     WHEREAS, the terms and conditions of the Merger, the mode of carrying the same into effect, the manner of converting the capital stock of MIDNET into the right to receive common stock of TUGBOAT and such other terms and conditions as may be required or permitted to be stated in this Merger Agreement are set forth below; and

     WHEREAS, for federal income tax purposes, it is intended by the parties hereto that the Merger shall qualify as a reorganization within the meaning of Sections 368(a)(l)(A) and (a)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code"), and that this Merger Agreement shall constitute a "Plan of Reorganization" for purposes of Section 368 of the Code;

     NOW, THEREFORE, based upon the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements set forth herein, the mutual benefits to the parties to be derived herefrom, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, TUGBOAT, TAC, and MIDNET approve and adopt this Agreement and Plan of Reorganization and mutually covenant and agree with each other as follows:

                          1. Merger of MIDNET into TAC.

     1.1 General. At the Closing (as defined in Section 9 hereof) of the Merger and pursuant to the provisions of this Agreement, the corporate existence of TAC will be merged with and into MIDNET (hereinafter referred to as the "Surviving Corporation" whenever reference is made to it as of the Closing or thereafter) and continued in the Surviving Corporation, and the Surviving Corporation shall be deemed to be a continuation of the entities and identities of TUGBOAT and MIDNET. TUGBOAT, TAC, and MIDNET agree to take such action to execute and deliver such further instruments as may be necessary to carry out the terms of said agreement of merger, including compliance with all federal and state securities laws, rules and regulations.

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     1.2 Shares to be  Issued.  On the  closing  date of the  merger,  7,506,000
shares  of  TUGBOAT's   restricted  common  stock  shall  be  delivered  to  the
shareholders of MIDNET in exchange and as full consideration for 6,132,300 shares of MIDNET common stock. The 7,506,000 shares shall be issued to the MIDNET shareholders on a pro rata basis, that is, each share of MIDNET Common Stock shall be exchanged for 1.2240105 shares of TUGBOAT Common Stock. Any fractional shares shall be rounded up to the next whole number. In addition, the holders of the 300,000 shares of Preferred Stock of MIDNET shall exchange their shares for 300,000 shares of TUGBOAT Preferred Stock, $.0001 per share par value. The 300,000 TUGBOAT Preferred Shares shall have the identical rights and preferences as the 300,000 Preferred Shares issued by MIDNET. In addition, the options for members of the Advisory Board and consultants of MIDNET to acquire 1,260,000 restricted shares of MIDNET, at an exercise price of $.50 per share, shall be exchanged for options to acquire 1,260,000 restricted shares of TUGBOAT, at an exercise price of $.50 per share, on the same terms and conditions of the MIDNET options.

     1.3 Registration Rights. As soon as practicable after the closing date, and within sixty (60) days thereafter, TUGBOAT shall, at its sole expense, including all legal and accounting fees, file and prosecute through to S.E.C. "effective date" a Form SB-2 with the S.E.C. to register the following shares of restricted Common Stock issued in connection with this transaction: 161,937 shares of the TUGBOAT shares of Common Stock issued to the MIDNET shareholders in exchange for 132,300 shares of MIDNET Common Stock. These 161,937 shares represent the aggregate number of shares to be held by all of the shareholders of MIDNET, each of whom owns less than 5% of the total outstanding shares of MIDNET. The holders of such shares shall cooperate fully in the preparation and prosecution of said Form SB-2.

                  2.0 Representations and Warranties of MIDNET

     MIDNET represents and warrants to TUGBOAT and TAC as set forth below. These representations and warranties are made as an inducement for TUGBOAT and TAC to enter into this Agreement and, but for the making of such representations and warranties and their accuracy, such entities would not be parties hereto.

     2.1 Organization and Authority. MIDNET is a corporation duly organized, validly existing and in good standing under the laws of Nevada with full power and authority to enter into and perform the transactions contemplated by this Agreement. MidNet further warrants that its total authorized capital is 100,000,000 common shares, with a total of 6,132,300 issued and outstanding common shares, par value $.001 per share, and has no commitments to issue additional shares, warrants or options, except for options for members of the Advisory Board and consultants of MidNet to acquire 1,260,000 shares at an exercise price of $.50 per share. MidNet also has authorized 10,000,000 shares of Preferred Stock, par value $.001 per share, and 300,000 shares are issued and outstanding.

     2.2 Capitalization. As of the date of the closing, MIDNET will have a total of no more than 6,132,300 shares of common stock issued and outstanding. All of the shares will have been duly authorized and validly issued and will be fully paid and non-assessable. There are no options, warrants, conversion privileges,

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or other rights  presently  outstanding  for the purchase of any  authorized but unissued stock of MIDNET. The total authorized capital of MIDNET consists of 100,000,000 shares of Common Stock, par value $.001 per share.

     2.3 Performance of This Agreement. The execution and performance of this Agreement and the transaction contemplated hereby have been authorized by the board of directors of MIDNET.

     2.4 Financials. The financial statements of MIDNET, consisting of the balance sheets as of the fiscal year ended December 31, 2002, and statements of operations and cash flow for the fiscal year ended December 31, 2002, and statement of changes in stockholder's equity from inception to December 31, 2002, together with the financial information as of September 30, 2003, will be prepared and delivered by MIDNET to TUGBOAT and TAC as soon as possible after Closing, recognizing TUGBOAT's need to make timely filings under Form 8-K, as well as other applicable laws rules and regulations promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Said financial statements will be true and correct in all material respects and present an accurate and complete disclosure of the financial condition of MIDNET as of December 31, 2002, and September 30, 2003, and the earnings for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis. TUGBOAT has had an opportunity to review the subject financial information for MIDNET.

     2.5 Liabilities. There are no material liabilities of MIDNET, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of MIDNET, its agents or servants occurring prior to December 31, 2002, which will not be disclosed by or reflected in said financial statements. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of MIDNET.

     2.6 Absence of Certain Changes or Events. Except as set forth in this Agreement, since inception of MIDNET, there has not been (i) any material adverse change in the business, operations, properties, assets, or condition of MIDNET, or (ii) any damage, destruction, or loss to MIDNET (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or conditions of MIDNET.

     2.7 Litigation. There are no legal, administrative or other proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions, either threatened, pending, or outstanding against or involving MIDNET or its subsidiaries, if any, or their assets, properties, or business, nor does MIDNET or its subsidiaries know, or have reasonable grounds to know, of any basis for any such proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions. In addition, there are no material proceedings existing, pending or reasonably contemplated to which any officer, director, or affiliate of MIDNET is a party adverse to MIDNET or any of its subsidiaries or has a material interest adverse to MIDNET or any of its subsidiaries.

     2.8 Taxes. All federal, state, foreign, county and local income, profits, franchise, occupation, property, sales, use, gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are

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due and payable have been duly  reported,  fully paid and discharged as reported by MIDNET, and there are no unpaid taxes which are, or could become a lien on the properties and assets of MIDNET, except as provided for in the financial statements of MIDNET. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.

     2.9 Accuracy of All Statements Made by MIDNET. No representation or warranty by MIDNET in this Agreement, nor any statement, certificate, schedule, or exhibit hereto furnished or to be furnished by or on behalf of MIDNET pursuant to this Agreement, nor any document or certificate delivered to TUGBOAT and TAC by MIDNET pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

              3. Representations and Warranties of TUGBOAT and TAC

     TUGBOAT and TAC, jointly and severally, represent and warrant to MIDNET as set forth below.. These representations and warranties are made as an inducement for MIDNET to enter into this Agreement and, but for the making of such representations and warranties and their accuracy, MIDNET would not be a party hereto.

     3.1 Organization and Good Standing.

     a. TUGBOAT is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to enter into and perform the transactions contemplated by this Agreement.

     b. TAC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full power and authority to enter into and perform the transactions contemplated by this Agreement.

     3.2 Capitalization.

     a. The authorized capital stock of TUGBOAT consists of 80,000,000 shares of common stock, $.0001 per share par value, and 20,000,000 shares of Preferred Stock, $.0001 per share par value. As of the date of this Agreement, TUGBOAT has a total of 5,544,000 shares of common stock outstanding, and no shares of Preferred Stock outstanding. As of the date of the closing, TUGBOAT will have a total of no more than 5,544,000 shares of common stock issued and outstanding. All of the shares will have been duly authorized and validly issued and are fully paid and non-assessable. Except for TUGBOAT's obligations hereunder with respect to the shares to be issued pursuant to subsection 1.2 hereof, there are no options, warrants, conversion privileges, or other rights presently outstanding for the purchase of any authorized but unissued stock of TUGBOAT.

     b. The authorized capital stock of TAC consists of 25,000,000 shares of common stock, $0.001 per share par value. As of the date of this Agreement, TAC has a total of 10 shares of common stock outstanding, all of which is owned by TUGBOAT. All of the outstanding shares have been duly authorized and validly

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issued and are fully paid and  non-assessable.  There are no options,  warrants, conversion privileges, or other rights presently outstanding for the purchase of any authorized but unissued stock of TAC.

     3.3 Performance of This Agreement. The execution and performance of this Agreement and the transaction contemplated hereby have been authorized by the boards of directors of TUGBOAT and TAC.

     3.4 Financials. True copies of the financial statements of TUGBOAT consisting of the balance sheets as of the fiscal years ended December 31, 2001 and 2002, and the nine months ended September 30, 2003, and statements of operations and cash flow for each of the fiscal years ended December 31, 2001 and 2002, and the nine months ended September 30, 2003, and statement of changes in stockholder's equity from inception to September 30, 2003, have been delivered by TUGBOAT to MIDNET. The financial statements have been examined and certified by Armando C. Ibarra, Certified Public Accountants. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition of TUGBOAT as of September 30, 2003, and the earnings for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis.

     3.5 Liabilities.

     a. There are no material liabilities of TUGBOAT, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of TUGBOAT, its agents or servants which are not disclosed by or reflected in said financial statements. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of TUGBOAT.

     b. TAC has no liabilities in the aggregate in excess of $500.00.

     3.6 Litigation. There are no legal, administrative or other proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions, either threatened, pending, or outstanding against or involving TUGBOAT or TAC, or their subsidiaries, if any, or their assets, properties, or business, nor does TUGBOAT or TAC or their subsidiaries know, or have reasonable grounds to know, of any basis for any such proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions. In addition, there are no material proceedings existing, pending or reasonably contemplated to which any officer, director, or affiliate of TUGBOAT or TAC is a party adverse to either entity or any of their subsidiaries or has a material interest adverse to such entities or any of their subsidiaries.

     3.7 Taxes. All federal, state, foreign, county and local income, profits, franchise, occupation, property, sales, use, gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by TUGBOAT and TAC, and there are no unpaid taxes which are, or could become a lien on the properties and assets of TUGBOAT or TAC, except as provided for in the financial statements of TUGBOAT , or have been incurred in the normal course

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of  business  of TUGBOAT or TAC since  that  date.  All tax  returns of any kind required to be filed have been filed and the taxes paid or accrued.

     3.8 Legality of Shares to be Issued. The shares of common stock of TUGBOAT to be issued by TUGBOAT pursuant to this Agreement, when so issued and delivered, will have been duly and validly authorized and issued by TUGBOAT and will be fully paid and non-assessable.

     3.9 Accuracy of All Statements Made by TUGBOAT and TAC. No representation or warranty by TUGBOAT or TAC in this Agreement, nor any statement, certificate, schedule, or exhibit hereto furnished or to be furnished by TUGBOAT or TAC pursuant to this Agreement, nor any document or certificate delivered to MIDNET pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits to state or shall omit to state a material fact necessary to make the statement contained therein not misleading.

                          4. Covenants of the Parties.

     4.1 Corporate Records.

     a. Simultaneous with the execution of this Agreement by MIDNET, such entity shall deliver to TUGBOAT and TAC copies of the articles of incorporation, as amended, and the current by-laws of MIDNET, and copies of the resolutions duly adopted by the board of directors of MIDNET approving this Agreement and the transactions herein contemplated.

     b. Simultaneous with the execution of this Agreement by TUGBOAT and TAC, such entities shall deliver to MIDNET copies of the articles of incorporation, as amended, and the current by-laws of TUGBOAT and TAC, and copies of the resolutions duly adopted by the boards of directors of TUGBOAT and TAC approving this Agreement and the transactions herein contemplated.

     4.2 Access to Information.

     a. TUGBOAT and TAC and their authorized representatives shall have full access during normal business hours to all properties, books, records, contracts, and documents of MIDNET, and MIDNET shall furnish or cause to be furnished to TUGBOAT and TUGBOAT Acquisitions and their authorized representatives all information with respect to its affairs and business as TUGBOAT and TAC may reasonably request. TUGBOAT and TAC shall hold, and shall cause their representatives to hold confidential, all such information and documents, other than information that (i) is in the public domain at the time of its disclosure to TUGBOAT and TAC; (ii) becomes part of the public domain after disclosure through no fault of TUGBOAT or TAC; (iii) is known to TUGBOAT or TAC or any of its officers or directors prior to disclosure; or (iv) is disclosed in accordance with the written consent of MIDNET. In the event this Agreement is terminated prior to closing, TUGBOAT and TAC shall, upon the written request of MIDNET, promptly return all copies of all documentation and information provided by MIDNET hereunder.

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     b. MIDNET and its authorized  representatives shall have full access during normal business hours to all properties, books, records, contracts, and documents of TUGBOAT and TAC, and TUGBOAT and TAC shall furnish or cause to be furnished to MIDNET and its authorized representatives all information with respect to their affairs and business as MIDNET may reasonably request. MIDNET shall hold, and shall cause its representatives to hold confidential, all such information and documents, other than information that (i) is in the public domain at the time of its disclosure to MIDNET; (ii) becomes part of the public domain after disclosure through no fault of MIDNET; (iii) is known to MIDNET or any of its officers or directors prior to disclosure; or (iv) is disclosed in accordance with the written consent of TUGBOAT and TAC. In the event this Agreement is terminated prior to closing, MIDNET shall, upon the written request of TUGBOAT or TAC, promptly return all copies of all documentation and information provided by TUGBOAT or TAC hereunder.

     4.3 Actions Prior to Closing. From and after the date of this Agreement and until the closing date:

     a. TUGBOAT and TAC and MIDNET shall each carry on its business diligently and substantially in the same manner as heretofore, and neither party shall make or institute any unusual or novel methods of purchase, sale, management, accounting or operation.

     b. Neither TUGBOAT or TAC nor MIDNET shall enter into any contract or commitment, or engage in any transaction not in the usual and ordinary course of business and consistent with its business practices.

     c. Neither TUGBOAT or TAC nor MIDNET shall amend its articles of incorporation and by-laws or make any changes in authorized or issued capital stock, except as provided in this Agreement.

     d. TUGBOAT and TAC and MIDNET shall each use its best efforts (without making any commitments on behalf of the company) to preserve its business organization intact.

     e. Neither TUGBOAT or TAC nor MIDNET shall do any act or omit to do any act, or permit any act or omission to act, which will cause a material breach of any material contract, commitment, or obligation of such party.

     f. TUGBOAT and TAC and MIDNET shall each duly comply with all applicable laws as may be required for the valid and effective issuance or transfer of stock contemplated by this Agreement.

     g. Neither TUGBOAT or TAC nor MIDNET shall sell or dispose of any property or assets, except products sold in the ordinary course of business.

     h. TUGBOAT and TAC and MIDNET shall each promptly notify the other of any lawsuits, claims, proceedings, or investigations that may be threatened, brought, asserted, or commenced against it, its officers or directors involving in any way the business, properties, or assets of such party.

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     4.4  Shareholders'  Consent.  TAC and MIDNET  shall  promptly  submit  this
Agreement and the transactions contemplated hereby for the approval of their respective stockholders by written consent and, subject to the fiduciary duties of the Boards of Directors of TAC and MIDNET under applicable law, shall use their best efforts to obtain stockholder approval and adoption of this Agreement and the transactions contemplated hereby.

     4.5 No Covenant as to Tax or Accounting Consequences. It is expressly understood and agreed that neither TUGBOAT or TAC nor its officers or agents has made any warranty or agreement, expressed or implied, as to the tax or accounting consequences of the transactions contemplated by this Agreement or the tax or accounting consequences of any action pursuant to or growing out of this Agreement.

     4.6 Indemnification. MIDNET shall indemnify TUGBOAT and TAC for any loss, cost, expense, or other damage (including, without limitation, attorneys' fees and expenses) suffered by TUGBOAT and TAC resulting from, arising out of, or incurred with respect to the falsity or the breach of any representation, warranty, or covenant made by MIDNET herein, and any claims arising from the operations of MIDNET prior to the closing date. TUGBOAT and TAC, jointly and severally, shall indemnify and hold MIDNET harmless from and against any loss, cost, expense, or other damage (including, without limitation, attorneys' fees and expenses) resulting from, arising out of, or incurred with respect to, or alleged to result from, arise out of or have been incurred with respect to, the falsity or the breach of any representation, covenant, warranty, or agreement made by TUGBOAT or TAC herein, and any claims arising from the operations of TUGBOAT or TAC prior to the closing date. The indemnity agreement contained herein shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any party and shall survive the consummation of the transactions contemplated by this Agreement.

     4.7 Publicity. The parties agree that no publicity, release, or other public announcement concerning this Agreement or the transactions contemplated by this Agreement shall be issued by any party hereto without the advance approval of both the form and substance of the same by the other parties and their counsel, which approval, in the case of any publicity, release, or other public announcement required by applicable law, shall not be unreasonably withheld or delayed.

     4.8 Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall bear its own respective expenses incurred in connection with the negotiation and preparation of this Agreement, in the consummation of the transactions contemplated hereby, and in connection with all duties and obligations required to be performed by each of them under this Agreement.

     4.9 Further Actions. Each of the parties hereto shall take all such further action, and execute and deliver such further documents, as may be necessary to carry out the transactions contemplated by this Agreement.

     4.10 Change of Domicile. Prior to the closing date, TUGBOAT shall not change the domicile of TUGBOAT from the State of Delaware.

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            5. Conditions Precedent to TUGBOAT and TAC's Obligations

     Each and every obligation of TUGBOAT and TAC to be performed on the closing date shall be subject to the satisfaction prior thereto of the following conditions:

     5.1 Truth of Representations and Warranties. The representations and warranties made by MIDNET in this Agreement or given on its behalf hereunder shall be substantially accurate in all material respects on and as of the closing date with the same effect as though such representations and warranties had been made or given on and as of the closing date.

     5.2 Performance of Obligations and Covenants. MIDNET shall have performed and complied with all obligations and covenants required by this Agreement to be performed or complied with by it prior to or at the closing.

     5.3 Officer's Certificate. TUGBOAT and TAC shall have been furnished with a certificate (dated as of the closing date and in form and substance reasonably satisfactory to TUGBOAT and TAC), executed by an executive officer of MIDNET, certifying to the fulfillment of the conditions specified in subsections 5.1 and
5.2 hereof.

     5.4 No Litigation or Proceedings. There shall be no litigation or any proceeding by or before any governmental agency or instrumentality pending or threatened against any party hereto that seeks to restrain or enjoin or otherwise questions the legality or validity of the transactions contemplated by this Agreement or which seeks substantial damages in respect thereof.

     5.5 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change, financially or otherwise, which materially impairs the ability of MIDNET to conduct its business or the earning power thereof on the same basis as in the past.

                6. Conditions Precedent to Obligations of MIDNET.

     Each and every obligation of MIDNET to be performed on the closing date shall be subject to the satisfaction prior thereto of the following conditions:

     6.1 Truth of Representations and Warranties. The representations and warranties made by TUGBOAT and TAC in this Agreement or given on their behalf hereunder shall be substantially accurate in all material respects on and as of the closing date with the same effect as though such representations and warranties had been made or given on and as of the closing date.

     6.2 Performance of Obligations and Covenants. TUGBOAT and TAC shall have performed and complied with all obligations and covenants required by this Agreement to be performed or complied with by them prior to or at the closing.

     6.3 Officer's Certificate. MIDNET shall have been furnished with a certificate (dated as of the closing date and in form and substance reasonably satisfactory to MIDNET), executed by an executive officer of TUGBOAT and TAC, certifying to the fulfillment of the conditions specified in subsections 6.1 and
6.2 hereof.

     6.4 No Litigation or Other Legal Proceedings. There shall be no litigation or any other legal proceeding by or before any governmental agency or instrumentality pending or threatened against any party hereto that seeks to restrain or enjoin or otherwise questions the legality or validity of the transactions contemplated by this Agreement or which seeks substantial damages in respect thereof.

     6.5 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change, financially or otherwise, which materially impairs the ability of TUGBOAT or TAC to conduct its business.

                          7. Securities Law Provisions.

     At closing MIDNET shall deliver to TUGBOAT a  representation  form from the
shareholders  of  MIDNET  (the   "Shareholders")  and  option  holders  ("Option
Holders") providing representations essentially as follows:

     7.1 Restricted Securities. Each of the Shareholders and Option Holders represents that he is aware that the shares issued to him will not have been registered pursuant to the Securities Act of 1933, as amended (the "1933 Act"), or any state securities act, and thus will be restricted securities as defined in Rule 144 promulgated by the Securities and Exchange Commission (the "SEC"). Therefore, under current interpretations and applicable rules, he will probably have to retain such shares for a period of at least one year and at the expiration of such one year period his sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the SEC and such disposition may be available only if the issuer is current in its filings with the SEC under the Securities Exchange Act of 1934, as amended, or other public disclosure requirements.

     7.2 Non-distributive Intent. Each of the Shareholders and Option Holders covenants and warrants that the shares/options received are acquired for his/her own account and not with the present view towards the distribution thereof and he/she will not dispose of such shares/options except (i) pursuant to an effective registration statement under the 1933 Act, or (ii) in any other transaction which, in the opinion of counsel acceptable to the issuer, is exempt from registration under the 1933 Act, or the rules and regulations of the SEC thereunder. In order to effectuate the covenants of this subsection 7.2, an appropriate legend will be placed upon each of the certificates of common stock of issued pursuant to this Agreement, and upon exercise of any option, and stop transfer instructions shall be placed with the transfer agent for the securities.

     Each Shareholder and/or Option Holder understands that each certificate for TUGBOAT Shares issued to the Shareholder or Option Holder, upon exercise of any option, or to any subsequent transferee, shall be stamped or otherwise imprinted with the legend set forth below summarizing the restrictions described in this
Section 7 and that TUGBOAT shall refuse to transfer the TUGBOAT Shares except in accordance with such restrictions:

                THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"). THE SHARES HAVE BEEN
                ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

     The Shareholders and Option Holders acknowledge they have respectively had an opportunity to receive and review TUGBOAT's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 and the subsequently filed Quarterly Reports on Form 10-QSB (collectively, the "SEC Reports") through and including the date of this Agreement. The Shareholders and Option Holders further respectively acknowledge that TUGBOAT has given to the Shareholders and Option Holders, and their respective counsel, accountants and other advisors, agents, consultants and representatives, if any, full access to all of the properties, books, contracts, commitments and records of TUGBOAT and has furnished or will furnish all such information concerning TUGBOAT (including its operations, financial condition and business plan) as the Shareholders or Option Holders have requested or may request.

     7.3 Evidence of Compliance with Private Offering Exemption. Each of the Shareholders and Option Holders hereby represents and warrants that he/she, either individually or together with his/her representative, has such knowledge and experience in business and financial matters that he/she is capable of evaluating the risks of this Agreement and the transactions contemplated hereby, and that the financial capacity of such party is of such proportion that the total cost of such person's commitment in the shares/options would not be material when compared with his/her total financial capacity. Upon the written request of the issuer of the securities issued or transferred pursuant to this Agreement, and upon exercise of any option, the Shareholder/Option Holder shall provide such issuer with evidence of compliance with the requirements of any federal or state exemption from registration. TUGBOAT, TAC and MIDNET shall each file, with the assistance of the other and its respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by each of them to be necessary or appropriate in an effort to document reliance on such exemptions, unless an exemption requiring no filing is available in the particular jurisdiction, all to the extent and in the manner as may be deemed by such parties to be appropriate.

                            8. Change of Management.

     Upon and as a condition of closing this Agreement:

     8.1 TUGBOAT shall appoint the following as Directors of TUGBOAT: Ruedi Aschwanden, Tilo Kunz and Peter Fentiman. Prior to closing, MIDNET will furnish material information regarding such Directors for filing with applicable regulatory authorities.

     8.2 MIDNET reserves the right to terminate this Agreement if the nominee(s) selected by it is not elected or appointed as set forth above.

                                   9. Closing

     9.1 Time and Place. The closing of this transaction ("closing") shall take place at 1495 Ridgeview Drive, Suite 220, Reno, Nevada, at 1:00 p.m., December ___, 2003, or at such other time and place as the parties hereto shall agree upon. Such date is referred to in this Agreement as the "closing date".

     9.2 Documents to Be Delivered by MIDNET. At the closing MIDNET shall deliver to TUGBOAT and TAC the following documents:

     a. A duly executed copy of this Agreement.

     b. The representation forms of the Shareholders and Option Holders described in Section 7 hereof.

     c. The certificate required pursuant to subsection 5.3 hereof.

     d. A signature page from the MIDNET shareholders and option holders authorizing this Agreement and the transactions contemplated hereby.

     e. Such other documents of transfer, certificates of authority, and other documents as TUGBOAT and TAC may reasonably request.

     9.3 Documents to be Delivered by TUGBOAT and TAC. At the closing, TUGBOAT and TAC shall deliver to MIDNET the following documents:

     a. A duly executed copy of this Agreement.

     b. Certificates for 7,506,000 restricted shares of common stock of TUGBOAT; Certificates for 300,000 restricted shares of common stock of TUGBOAT; and options for members of the Advisory Board and consultants of MIDNET to acquire 1,260,000 shares of TUGBOAT restricted Common Stock at an exercise price of $.50 per share, all as described in sub-section 1.2 hereof.

     c. The certificate required pursuant to subsection 6.3 hereof.

     d. Certified copies of the duly adopted resolutions of TAC's shareholders authorizing this Agreement and the transactions contemplated hereby.

     e. Such other documents of transfer, certificates of authority, and other documents as MIDNET may reasonably request.

                                 10. Termination

This Agreement may be terminated by TUGBOAT and TAC or MIDNET by notice to the other if, (i) at any time prior to the closing date any event shall have occurred or any state of facts shall exist that renders any of the conditions to its or their obligations to consummate the transactions contemplated by this Agreement incapable of fulfillment, or (ii) on March 14, 2004, if the closing shall not have occurred. Following termination of this Agreement no party shall have liability to another party relating to such termination, other than any liability resulting from the breach of this Agreement by a party prior to the date of termination.

                                11. Miscellaneous

     11.1 Notices. All communications provided for herein shall be in writing and shall be deemed to be given or made when served personally or when deposited in the United States mail, certified return receipt requested, addressed as follows, or at such other address as shall be designated by any party hereto in written notice to the other party hereto delivered pursuant to this subsection:

     TUGBOAT and TAC:       Tugboat International, Inc.
                            1013 Center Road
                            Wilmington, DE 19805
                            Attn: President

     MIDNET:                MidNet, Inc.
                            1495 Ridgeview Drive, #220
                            Reno, NV 89509
                            Attn: President

     with copy to:          Michael J. Morrison, Esq.
                            1495 Ridgeview Drive, Suite 220
                            Reno, NV 89509

     11.2 Default. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fees, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by the statutes of the State of Nevada.

     11.3 Assignment. This Agreement may not be assigned in whole or in part by the parties hereto without the prior written consent of the other party or parties, which consent shall not be unreasonably withheld.

     11.4 Successors and Assigns. This Agreement shall be binding upon and shall
inure  to  the  benefit  of  the  parties   hereto,   their  heirs,   executors,
administrators, successors and assigns.

     11.5 Partial Invalidity. If any term, covenant, condition, or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition, or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

     11.6 Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussions, and preliminary agreements between the parties hereto relating to the subject matter of this Agreement.

     11.7 Interpretation of Agreement. This Agreement shall be interpreted and construed as if equally drafted by all parties hereto.

     11.8 Survival of Covenants, Etc. All covenants, representations, and warranties made herein to any party, or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

     11.9 Further Action. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transactions contemplated herein.

     11.10 Amendment. This Agreement or any provision hereof may not be changed, waived, terminated, or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

     11.11 Full Knowledge. By their signatures, the parties acknowledge that they have carefully read and fully understand the terms and conditions of this Agreement, that each party has had the benefit of counsel, or has been advised to obtain counsel, and that each party has freely agreed to be bound by the terms and conditions of this Agreement.

     11.12 Headings. The descriptive headings of the various sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     11.13 Counterparts. This Agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto executed the foregoing Agreement and Plan of Reorganization as of the day and year first above written.


               TUGBOAT:       Tugboat International, Inc.


                              By: ______________________________
                                  Karen A. Batcher, President



               TAC:           TUGBOAT Acquisition Corp.


                              By: ____________________________
                                  Karen A. Batcher, President



               MIDNET:        MidNet, Inc.


                              By: ____________________________
                                  Peter Fentiman, President

                                   EXHIBIT "A"


                  REPRESENTATIONS OF MIDNET, INC., SHAREHOLDERS
                               AND OPTION HOLDERS

     Pursuant to Section 7 of the Merger Agreement and Plan of Reorganization (the "Agreement"), entered into by and among Tugboat International, Inc., a corporation organized and existing under the laws of the State of Delaware ("TUGBOAT"), Tugboat Acquisition Corp., a corporation organized and existing under the laws of the State of Nevada ("TAC"), and MidNet, Inc., a corporation organized and existing under the laws of the State of Nevada ("MIDNET"), the MIDNET Shareholders ("Shareholders") and Option Holders ("Option Holders") jointly and severally expressly and unconditionally represent as follows:

     Restricted Securities. Each of the Shareholders and Option Holders represents that he/she is aware that the shares/options issued to him/her will not have been registered pursuant to the Securities Act of 1933, as amended (the "1933 Act"), or any state securities act, and thus will be "restricted" securities, as defined in Rule 144 promulgated by the Securities and Exchange Commission (the "SEC"). Therefore, under current interpretations and applicable rules, he/she will probably have to retain such shares, and any shares issued upon exercise of any option(s) for a period of at least one year and at the expiration of such one year period his/her sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the SEC and such disposition may be available only if the issuer is current in its filings with the SEC under the Securities Exchange Act of 1934, as amended, or other public disclosure requirements.

     Non-distributive Intent. Each of the Shareholders and Option Holders covenants and warrants that the shares/options received are acquired for his/her own account and not with the present view towards the distribution thereof and he/she will not dispose of such shares/options except (i) pursuant to an effective registration statement under the 1933 Act, or (ii) in any other transaction which, in the opinion of counsel acceptable to the issuer, is exempt from registration under the 1933 Act, or the rules and regulations of the SEC thereunder. In order to effectuate these covenants, an appropriate legend will be placed upon each of the certificates of common stock of issued pursuant to this Agreement, and upon shares issued on the exercise of any option, and stop transfer instructions shall be placed with the transfer agent for the securities.

     Each Shareholder and/or Option Holder understands that each certificate for TUGBOAT Shares issued to the Shareholder or Option Holder or to any subsequent transferee shall be stamped or otherwise imprinted with the legend set forth below summarizing the restrictions described herein and that TUGBOAT shall refuse to transfer the TUGBOAT Shares except in accordance with such restrictions:


                THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"). THE SHARES HAVE BEEN
                ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

     The Shareholders and Option Holders acknowledge they have respectively had an opportunity to receive and review TUGBOAT's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 and the subsequently filed Quarterly Reports on Form 10-QSB (collectively, the "SEC Reports") through and including the date of this Agreement, and the financial books and records of MIDNET. The Shareholders and Option Holders further respectively acknowledge that TUGBOAT has given to the Shareholders and Option Holders, and their respective counsel, accountants and other advisors, agents, consultants and representatives, if any, full access to all of the properties, books, contracts, commitments and records of TUGBOAT and has furnished or will furnish all such information concerning TUGBOAT (including its operations, financial condition and business plan) as the Shareholders or Option Holders have requested or may request.

     Evidence of Compliance with Private Offering Exemption. Each of the Shareholders and Option Holders hereby represents and warrants that he/she, either individually or together with his/her representative, has such knowledge and experience in business and financial matters that he/she is capable of evaluating the risks of this Agreement and the transactions contemplated hereby, and that the financial capacity of such party is of such proportion that the total cost of such person's commitment in the shares/options would not be material when compared with his/her total financial capacity. Upon the written request of the issuer of the securities issued or transferred pursuant to this Agreement, and upon exercise of any option, the Shareholder/Option Holder shall provide such issuer with evidence of compliance with the requirements of any federal or state exemption from registration. TUGBOAT, TAC and MIDNET shall each file, with the assistance of the other and its respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by each of them to be necessary or appropriate in an effort to document reliance on such exemptions, unless an exemption requiring no filing is available in the particular jurisdiction, all to the extent and in the manner as may be deemed by such parties to be appropriate.

     The signature of each MIDNET shareholder and Option Holder is set forth on the attached page(s), which may be signed in counterpart.

     The signature of each Shareholder further constitutes a consent resolution by the MIDNET Shareholders, pursuant to NRS 78.320, approving the merger, as proposed in the Agreement. Any Shareholder who does not approve the merger and agree to exchange his/her shares, as provided in the Agreement, may exercise dissenter's rights, as set forth in NRS Ch. 92A, and obtain payment for his/her shares, all pursuant to the protocol set forth in NRS 92A.380-92A.500. A copy of the Nevada statutes in this regard (NRS 92A.300-500) are being separately provided to each Shareholder.


                               END OF EXHIBIT "A"

              SIGNATURES OF SELLING SHAREHOLDERS AND OPTION HOLDERS


                                          Number of MIDNET
                                          Number of MIDNET
Name of                 Consent/    Shares/Options Owned by Selling
Selling Shareholder     Dissent(1)     Shareholder/Option Holder       Signature
-------------------     ----------     -------------------------       ---------